UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                         Date of Report: April 22, 2012


                            LATITUDE SOLUTIONS, INC.
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             (Exact name of registrant as specified in its charter)


             Nevada                  000-54194               26-1284382
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(State or other jurisdiction of  (Commission File   (IRS Employer Identification
         incorporation)               Number)                 Number)


            2595 NW BOCA RATON BLVD., SUITE 100, BOCA RATON, FL 33431
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               (Address of Principal Executive Offices) (Zip Code)


                                  (561)417-0644
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               Registrant's telephone number, including area code


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          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c)

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                           SECTION 5 - CORPORATE GOVERANCE

ITEM 5.02 - DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
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DEPARTURE OF DIRECTOR

On April 22, 2012, Harvey Kaye resigned from the Board of Directors of Latitude Solutions, Inc. ("the Company"). Mr. Kaye resigned as a Chief Executive Officer of the Company on January 18, 2012.

As part of his resignation, Mr. Kaye and the Company entered into a Confidential Separation Agreement Share Recapture and General Release of Claims ("the Agreement"). As part of such Agreement, Mr. Kaye has agreed to return 1,750,000 shares of the Company's common stock held by him to the Company for cancellation. In addition, the Company has agreed to pay a $10,417 per month severance payment to Mr. Kaye through September 30, 2012.



























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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                LATITUDE SOLUTIONS, INC.



                                By: /s/ Matthew J. Cohen
                                ------------------------------------------------
                                Matthew J. Cohen, Chief Financial Officer


                                Date:  May 1, 2012































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